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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 19, 2001
                                                   -----------------


                             StarMedia Network, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-15015                   06-1461770
-------------------------------    ----------------          -------------------
(State or other jurisdiction of    (Commission File             (IRS Employer
       incorporation)                  Number)               Identification No.)


         29 West 36th Street
          New York, New York                           10018
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (212) 905-8200
                                                     --------------


                   75 Varick Street, New York, New York 10013
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On November 19, 2001, StarMedia Network, Inc. (the "Company") issued the two attached press releases, filed as Exhibits 99.8 and 99.9 and incorporated in this Current Report by reference.

         The press releases announce, among other things, that the Company plans to restate its unaudited financial statements for the quarters ended March 31 and June 30, 2001, and its audited financial statements for the fiscal year ended December 31, 2000. A Special Committee of the Company's Board of Directors is conducting an investigation of accounting issues with respect to revenue recognition by two of the company's Mexican subsidiaries, AdNet S.A. de C.V. ("AdNet") and StarMedia Mexico, S.A. de C.V. The Special Committee has retained outside counsel to assist in the investigation, which has led the Company to a preliminary conclusion that revenues aggregating approximately $10 million were improperly recognized by those subsidiaries during the period from October 1, 2000 through June 30, 2001. In addition, the press releases announce that, in connection with its April 2000 acquisition of AdNet, the Company was obligated under its agreements with respect to such acquisition to pay additional consideration in the form of the Company's common stock over a five-year period from the acquisition date, subject to AdNet meeting certain specified performance targets. In November 2001, the Company, AdNet and the former stockholders of AdNet entered into a Termination Agreement pursuant to which the Company agreed to issue to the stockholders of AdNet 8,000,000 shares of the Company's common stock, in full satisfaction of the Company's obligations under the stock purchase agreement and certain other related agreements between the Company and the former stockholders of AdNet

         The press releases further announce that (a) Steven J. Heller has resigned as Chief Financial Officer of the Company, effective November 15, 2001, on terms and conditions previously agreed with the Company; (b) the company terminated the employment of Justin Macedonia as General Counsel of the company earlier this month, who had filed a notice of intention to arbitrate against the Company asserting that the Company was obligated to makes tax indemnity payments to him. The company denies any obligation to make such payments, intends to vigorously defend against such claims and has pursued counterclaims against Mr. Macedonia; and (c) Susan Segal has been appointed to serve as acting Chairman of the Board, succeeding Fernando Espuelas, co-founder and former Chief Executive Officer of the Company, who, pursuant to his August 2001 agreement with the Company, resigned on November 15 as Chairman of the Board of Directors. Mr. Espuelas will continue to serve as a Director on the Company's Board.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                                      -2-
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         99.1     Lease Termination Agreement, dated as of October 4, 2001,
                  between StarMedia Network, Inc. and The Rector, Church Wardens and Vestrymen of Trinity Church in the City of New York.

         99.2 Amendment to Lease, dated as of October 24, 2001, between StarMedia Network, Inc. and Clemons Management Corp. c/o Bernstein Real Estate.

         99.3 Separation Agreement Including A General Release, dated as of August 7, 2001, between StarMedia Network, Inc. and Fernando
                  J. Espuelas.*

         99.4 Separation Agreement Including A General Release, dated as of August 7, 2001, between StarMedia Network, Inc. and Jack C. Chen.*

         99.5 Separation Agreement Including A General Release, dated as of October 31, 2001, between StarMedia Network, Inc. and Steven
                  J. Heller.

         99.6 Termination Agreement, dated as of November 7, 2001, by and among StarMedia Network, Inc., Adnet, S. de R.L. de C.V., Grupo MVS, S.A. de C.V., Harry Moller Publicidad, S.A. de C.V. and Walther Moller.

         99.7 Employment Agreement, dated as of September 21, 2001, by and between StarMedia Network, Inc. and Enrique Narciso.

         99.8     Press Release of the Registrant, dated November 19, 2001.

         99.9     Press Release of the Registrant, dated November 19, 2001.


         * The Company has requested confidential treatment for certain portions of this exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. The portions of the exhibit that are subject to this confidential treatment request have been omitted and have been filed separately with the Securities and Exchange Commission.


                                      -3-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STARMEDIA NETWORK, INC.

Date: November 19, 2001                 By: /s/ Michael Hartman
      -----------------                     ------------------------------------
                                            Name:  Michael Hartman
                                            Title: General Counsel




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                                INDEX TO EXHIBITS

EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT

    99.1 Lease Termination Agreement, dated as of October 4, 2001, between StarMedia Network, Inc. and The Rector, Church Wardens and Vestrymen of Trinity Church in the City of New York.

    99.2 Amendment to Lease, dated as of October 24, 2001, between StarMedia Network, Inc. and Clemons Management Corp. c/o Bernstein Real Estate.

    99.3 Separation Agreement Including A General Release, dated as of August 7, 2001, between StarMedia Network, Inc. and Fernando
                  J. Espuelas.*

    99.4 Separation Agreement Including A General Release, dated as of August 7, 2001, between StarMedia Network, Inc. and Jack C. Chen.*

    99.5 Separation Agreement Including A General Release, dated as of October 31, 2001, between StarMedia Network, Inc. and Steven
                  J. Heller.

    99.6 Termination Agreement, dated as of November 7, 2001, by and among StarMedia Network, Inc., Adnet, S. de R.L. de C.V., Grupo MVS, S.A. de C.V., Harry Moller Publicidad, S.A. de C.V. and Walther Moller.

    99.7 Employment Agreement, dated as of September 21, 2001, by and between StarMedia Network, Inc. and Enrique Narciso.

    99.8          Press Release of the Registrant, dated November 19, 2001.

    99.9          Press Release of the Registrant, dated November 19, 2001.


         * The Company has requested confidential treatment for certain portions of this exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. The portions of the exhibit that are subject to this confidential treatment request have been omitted and have been filed separately with the Securities and Exchange Commission.